    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 17, 2002
                                              FILE NOS. 33-36962 AND 811-06175

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         POST-EFFECTIVE AMENDMENT NO. 27

                                       AND

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                AMENDMENT NO. 29

                               ECLIPSE FUNDS INC.
                               ------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                   -------------------------------------------
                     ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                                 (212) 576-7215
                                 --------------
                         REGISTRANT'S TELEPHONE NUMBER:

COPY TO:

                CARLA P. VOGEL, ESQ.               ROBERT A. ANSELMI, ESQ.
                DECHERT                            JILL R. WHITELAW, ESQ.
                1775 EYE STREET, N.W.              NEW YORK LIFE INSURANCE COMPANY
                WASHINGTON D.C. 20006              51 MADISON AVENUE
                                                   NEW YORK, NEW YORK 10010


                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT
 ------------------------------------------------------------------------------
                 (APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING)

                             SHARES OF COMMON STOCK
                             ----------------------
                     (TITLE OF SECURITIES BEING REGISTERED)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

[X] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

                                                              ECLIPSE FUNDS INC.

Prospectus


                                                              MARCH 1, 2002




TAX MANAGED CORE EQUITY FUND





Eclipse Funds Logo




Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's Inside?




        TABLE OF CONTENTS
        Tax Managed Core Equity Fund ......................................
        More About Investment Strategies and Risks.........................
        Shareholder Guide..................................................
           Multi-Class Structure...........................................
           Buying, Selling and Exchanging Shares...........................
           How to Open An Account..........................................
           Investment Minimums.............................................
           Determining the Fund's Share Prices (NAV)
           and Valuation of Securities.....................................
           Fund Earnings...................................................
           Understand the Tax Consequences.................................
        Know With Whom You're Investing....................................

This prospectus discusses Eclipse Tax Managed Core Equity Fund (the "Fund"), a series of Eclipse Funds Inc., a Maryland corporation, which is a series mutual fund with 14 different series. The 13 funds not discussed in this Prospectus are offered by a separate prospectus, which is available to you upon request. The Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager"). NYLIM is responsible for the day-to-day portfolio management of the Fund. Under normal market conditions, the Fund invests primarily in equity securities. In times of unusual or adverse conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus.

TAX MANAGED CORE
EQUITY FUND

The Tax Managed Core Equity Fund's investment objective is to provide enhanced after-tax TOTAL RETURN relative to the return of the S&P 500(R) Index.


Principal Investment Strategies

The Fund invests primarily in common stocks of companies included in the S&P 500(R) Index. The Fund generally will be as fully invested as possibly, but under normal conditions, the Fund will invest at least 80% of its net assets in equity securities. The Fund also attempts to achieve enhanced after-tax returns for its shareholders by using a variety of tax-efficient management strategies designed to reduce capital gains distributions to its shareholders.

Investment Process

The Manager uses a proprietary, quantitative mathematical model using statistical techniques to measure the stock price behavior of each stock represented in the S&P 500(R) Index. The S&P 500(R) Index constitutes the universe from which the Fund's portfolio securities will ordinarily be generally selected. The Manager computes the returns and volatility for each stock in the S&P 500(R) Index and then establishes historical correlating relationships between and among each of the stocks to identify stocks whose prices move inversely to one another relative to their expected return. The Manager then reweights the S&P 500(R) Index stock by stock, from most attractive to least attractive. Stocks considered most attractive, those with the best prices relative to potential performance, are weighted most heavily. Stocks with less attractive prices relative to potential return are underweighted. Based on the proprietary model, the Fund normally invests in a range of 40-70 stocks. This reweighting process is designed to enhance the total return of the Fund.

At least quarterly, the Manager applies its proprietary model and analyzes the weightings assigned to the stocks in the S&P 500(R) Index. The Manager then rebalances the portfolio based on the stocks that have become more attractive or less attractive as a result of the reweighting of each stock in the S&P 500(R) Index. If a stock is removed from the S&P 500(R) Index but remains highly weighted by the Manager's quantitative model, the Fund will ordinarily maintain its position in that stock until the Manager rebalances the portfolio.

At any time, the Manager may utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions. These strategies will not completely eliminate taxable distributions to shareholders however. Such strategies may include, but are not limited to:

   - holding securities long enough to avoid higher, short term capital gains taxes;

   -    selling shares with a higher cost basis first;

   -    investing overnight cash balances in tax-free investment vehicles; and

   - selling securities that have declined in value to offset past or future gains realized on the sale of other securities.

For liquidity purposes or pending the purchase of additional portfolio securities, the Fund may also invest a portion of its assets in Standard & Poor's Depositary Receipts ("SPDRs"). In times of unusual or adverse conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus.

------------------------------------------------------------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.

------------------------------------------------------------------------------
"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Standard & Poor's 500(R) Index ("S&P 500(R) Index") is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

------------------------------------------------------------------------------

"SPDRS" are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. ("AMEX") which represent proportionate undivided interests in a portfolio of securities consisting of substantially the same weighting as the component common stocks in the S&P 500(R) Index. SPDRs trade on the AMEX at approximately one-tenth the value of the S&P 500(R) Index.

------------------------------------------------------------------------------

PRINCIPAL RISKS

The value of Fund shares, also known as net asset value ("NAV"), will fluctuate based on the value of the Fund's holdings.

Investment in common stocks is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

Efforts to minimize the realization of capital gains of the Fund are not entirely within the Fund's control and will be affected by shareholder purchase and redemption activity. In addition, efforts to minimize after-tax total returns may require trade-offs that reduce pre-tax returns.

Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

There is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500(R) Index.

NOT INSURED - YOU COULD LOSE MONEY

   - An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   - Before considering one or more investments, you should understand that you could lose money.

Past Performance

Since the Fund commenced operations on March 1, 2002, there are no performance figures reflecting the Fund's performance.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                                      NO-LOAD    SERVICE
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              CLASS      CLASS

Maximum Sales Charge (Load) Imposed on Purchases of Shares
(as a percentage of offering price)                                     None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of redemption proceeds)                                None       None

Exchange Fee(1)                                                         None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees (2)                                                     .__%       .__%

Distribution (12b-1) Fees                                               None       None

Other Expenses(3)(4)                                                    .__%        .__%

Total Annual Fund Operating Expenses(5)                                _.__%       _.__%

------------------------
(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) [NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that annual operating expenses exceed __% of average daily net assets of the No-Load shares and __% of average daily net assets of the Service Class shares. This reimbursement may be discontinued at any time with notice.]

(3)     Includes shareholder service fees of .25% for Service Class shares.

(4) An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(5) The Fund's operating expenses are based upon estimates of the expenses that will be incurred for the current fiscal year.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                EXPENSES AFTER          NO LOAD CLASS(1)          SERVICE CLASS

                1 YEAR                  $__________               $___________

                3 YEARS                 $__________               $___________

-----------------------
(1)     Does not reflect fee waiver.

MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.


DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indexes. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and, as a result, can be highly volatile. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. The Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

LENDING OF SECURITIES

Securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading the Fund does during the year. The use of certain investment strategies may generate increased portfolio turnover. Generally, funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end). Although the Fund seeks to maximize its tax efficiency by, among other things, holding securities so as not to realize short terms gains, there can be no assurance that the Manager's quantitative model will not dictate high portfolio turnover from time to time.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease the Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency exchange forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolios of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus. During such times, the Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in money market and other investments as described in this Prospectus and the Statement of Additional Information.

SHAREHOLDER
GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investment.

MULTI-CLASS STRUCTURE

This prospectus offers both No-Load Class and Service Class shares of the Fund. The No-Load Class and Service Class differ only in their service expense and any other specific expenses the Boards may approve. Service Class shares have an annual [0.25%] shareholder service fee that the No-Load Class shares do not have (see description below).

SHAREHOLDER SERVICES PLAN

The Board of Directors of Eclipse Funds Inc. has adopted a Shareholder Services Plan with respect to Service Class shares. Under the terms of the Shareholder Services Plan, the Fund's Service Class shares are authorized to pay to NYLIM, as compensation for services rendered by NYLIM, its affiliates or independent third-party service providers, to the shareholders of the Service Class Shares, a shareholder service fee at the rate of [0.25%] on an annualized basis of average daily net assets of the Service Class of the Fund.

The Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. for services provided to shareholders of the Service Class of the Fund. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders who have questions or other needs relating to their accounts.

Because service fees are on-going, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

--------------------------------------------------------------------------------
"GOOD ORDER" means all the necessary information, signatures and documentation are received.

--------------------------------------------------------------------------------

BUYING, SELLING AND EXCHANGING ECLIPSE FUNDS SHARES:

How To Open An Account


To open your account, return your completed Eclipse Funds application in GOOD ORDER with a check for the amount of your investment to The Eclipse Funds, 169 Lackawanna Avenue, Parsippany New Jersey 07054.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

You buy shares at net asset value ("NAV"). NAV is generally calculated as of the close of regular trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, the Fund's transfer agent, receives your order in good order.

INVESTMENT MINIMUMS (1):

The following minimums apply if you are investing in the Fund:

-       $1,000 for an initial investment in the Fund;

-       $100 for each subsequent investment in the Fund; or

- $100 for initial and subsequent purchases through a systematic investment plan.

- The minimum initial investment amount is waived for purchases by the Trustees, Directors and employees of New York Life and its affiliates and subsidiaries and their employees, officers, directors or agents.

----------------------------------

(1) The Fund may also accept investments of smaller amounts at its discretion.

BUYING AND SELLING ECLIPSE SHARES

OPENING YOUR ACCOUNT

                                         HOW                                    DETAILS
        BY WIRE:           You or your registered                  The wire must include:
                           representative should call ESS          * your name
                           toll-free at 1-866-2ECLIPSE             * your account number
                           (1-866-232-5477) to obtain an           * name(s) of the Fund and Class of shares
                           account number and wiring               Your bank may charge a fee for the wire
                           instructions.                           transfer.
                           Wire the purchase amount to:
                           State Street Bank and Trust Company
                           ABA #011 0000 28
                           Eclipse Funds (DDA #99046179)
                           Attn: Custody and Shareholder
                           Services

        BY PHONE:          Have your investment professional       ESS must receive your application and check
                           call ESS at 1-866-2ECLIPSE              in good order within three business days. If
                           (1-866-232-5477) between 8 am and 6     not, ESS can cancel your order and hold you
                           pm Eastern time any day the New         liable for costs incurred in placing it.
                           York Stock Exchange is open. Call       Make your check payable to Eclipse Funds
                           before 4 pm to buy shares at the        Be sure to write on your check:
                           current day's Net Asset Value           * your account number
                           (NAV).                                  * your Fund name and Class

                           To take advantage of this option, the
                           minimum investment amount is $1,000.

        BY MAIL:           Return your completed Eclipse Funds     Make your check payable to Eclipse Funds.
                           Application with a check for the
                           amount of your investment to
                           Eclipse Funds
                           169 Lackawanna Avenue
                           Parsippany, New Jersey 07054

SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES

                                         HOW                                    DETAILS
        BY WIRE:           Call ESS toll-free at                   The wire must include:
                           1-866-2ECLIPSE (1-866-232-5477)         * your name
                           between 8 am and 6 pm Eastern time      * your account number
                           any day the Exchange is open. To        * Fund name and Class of shares
                           buy shares at the current day's         * the minimum order for subsequent purchases
                           NAV, ESS must receive your wired        is $100
                           money by 4 pm.
                           Wire the purchase amount to:
                           State Street Bank and Trust Company
                           ABA #011 0000 28
                           Eclipse Funds (DDA #99046179)
                           Attn: Custody and Shareholder
                           Services

        ELECTRONICALLY:    Call ESS toll-free at                   Eligible investors can purchase shares by
                           1-866-2ECLIPSE (1-866-232-5477)         using electronic debits from a designated
                           between 8 am and 6 pm Eastern time      bank account.
                           any day the Exchange is open to         * the minimum order for subsequent purchases
                           make an ACH purchase; call before 4     is $100
                           pm to buy shares at the current
                           day's NAV.

        BY MAIL:           Address your order to:                  Make your check payable to Eclipse Funds.
                           Eclipse Funds                           Be sure to write on your check:
                           P.O. Box 8407                           * your account number
                           Boston, MA 02266-8407                   * Fund name and Class of shares
                                                                   * the minimum order for subsequent purchases
                           Send overnight orders to:               is $100
                           Eclipse Funds
                           c/o Boston Financial Data Services
                           66 Brooks Drive
                           Braintree, MA 02184

SHAREHOLDER GUIDE

SELLING SHARES

                                         HOW                                    DETAILS
        BY PHONE:          TO RECEIVE PROCEEDS
                           BY CHECK:

                           Call ESS toll-free at                   ESS will only send checks to the account's
                           1-866-2ECLIPSE (1-866-232-5477)         owner at the owner's address of record and
                           between 8 am and 6 pm Eastern time      generally will not send checks to addresses
                           any day the Exchange is open; call      on record for 30 days or less.
                           before 4 pm to sell shares at the       * The maximum order ESS can process is
                           current day's NAV.                      $100,000.

                           TO RECEIVE PROCEEDS
                           BY WIRE:

                           Call ESS toll-free at                  Generally, after receiving your sell order
                           1-866-2ECLIPSE (1-866-232-5477)        by phone, ESS will send the proceeds by bank
                           between 8 am and 6 pm Eastern time     wire to your designated bank account the
                           any day banks and the Exchange are     next business day, although it may take up
                           open. Eligible investors may sell      to seven days to do so. Your bank may charge
                           shares and have proceeds               you a fee to receive the wire transfer.
                           electronically credited to a
                           designated bank account.               ESS must have your bank account information
                                                                  on file.
                                                                  * There may be a $11 fee for wire
                                                                  redemptions.
                                                                  * the minimum wire transfer amount is $1000.

        BY MAIL:           Address your order to:                 Write a letter of instruction that includes:
                           Eclipse Funds                          * your name(s) and signature(s)
                           P.O. Box 8407                          * your account number
                           Boston, MA 02266-8407                  * Fund name and Class of shares
                                                                  * dollar or share amount you want to sell
                           Send overnight orders to:              Obtain a signature guarantee or other
                           Eclipse Funds                          documentation, if required.
                           c/o Boston Financial Data Services     * There is a $15 fee for checks mailed to
                           66 Brooks Drive                        you overnight.
                           Braintree, MA 02184

--------------------------------------------------------------------------------
CONVENIENT, YES . . .
BUT NOT RISK-FREE.
Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Fund will not be liable for following phone instructions that they reasonably believe are genuine. When using the Eclipse Audio Response System, you bear the risk of any loss from your errors unless the Fund or ESS fails to use established safeguards for your protection. These safeguards are among those currently in place at Eclipse Funds:

   -    all phone calls with service representatives are tape recorded, and
   - written confirmation of every transaction is sent to your address of record.

--------------------------------------------------------------------------------

REDEMPTIONS-IN-KIND

Eclipse reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio.

SHAREHOLDER SERVICES

AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477) for a form.

SYSTEMATIC INVESTING

Eclipse offers three automatic investment plans.

1. AUTOINVEST

If you are authorized, you can automatically debit your designated bank account by:

   -    making regularly scheduled investments

   -    purchasing shares whenever you choose.

2. DIVIDEND REINVESTMENT

Automatically reinvest dividends and distributions from the Fund back into the Fund or the same Class of any other Eclipse Fund.

3. PAYROLL DEDUCTIONS

If your employer offers this option, you can make automatic investments through payroll deduction.

SYSTEMATIC WITHDRAWAL PLAN

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

EXCHANGING SHARES AMONG ECLIPSE FUNDS

This Prospectus discusses the Tax Managed Core Equity Fund (the "Fund"). The Fund offered by this Prospectus is part of Eclipse Funds Inc., a series mutual fund with 14 different funds. The 13 funds not discussed in this Prospectus are offered by separate prospectus, which is available to you upon request. You exchange shares when you sell all or a portion of shares in one Eclipse Fund and use the proceeds to purchase shares of the same class of another Eclipse Fund without paying a sales charge. You may make exchanges from one Eclipse Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one Eclipse Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another Eclipse Fund, you may have to pay any applicable contingent deferred sales charge. An exchange of shares of one Eclipse Fund for shares of another will be treated as a sale of shares of the first Eclipse Fund and as a purchase of shares of the second Eclipse Fund. Any gain on the transaction may be subject to taxes. The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed or frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the Fund and to reduce Fund administrative expenses borne by the Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via Eclipse automated system and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed, for which tracking data is not available. ESS reserves the right to refuse any purchase or exchange requests that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. You may not exchange shares between classes.


INVESTING FOR RETIREMENT

You can purchase shares of the Fund for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Fund in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, ROTH IRA, SEP, SARSEP, SIMPLE IRA and Education IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

GENERAL POLICIES

BUYING SHARES

   -    All investments must be in U.S. dollars with funds drawn on a U.S. bank.

   - ESS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your check or ACH purchase is returned unpaid, your order will be canceled and your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

SELLING SHARES

   - If you have share certificates, you must return them with a written redemption request.

   - Your shares will be sold at the next NAV calculated after ESS receives your request in good order. ESS will make the payment, within seven days after receiving your request in good order.

   - If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

   - There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

   - Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as ESS takes reasonable measures to verify the order.

   - Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied.

ESS may require a written order to sell shares if:

   - an account has submitted a change of address during the previous 30 days;

ESS may require a written order to sell shares and a signature guarantee if:

   -    ESS does not have on file required bank information;

   -    the proceeds from the sale will exceed $100,000;

   - the proceeds of the sale are to be sent to an address other than the address of record; or

   -    the proceeds are to be payable to someone other than the account holder.

In the interests of all shareholders, Eclipse reserves the right to:

   - change or discontinue its exchange privilege upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances.

   - change or discontinue the systematic withdrawal plan on notice to shareholders.

   - charge a $12 annual account fee (maximum of $36 per social security or tax I.D. number) on accounts with balances less than $1000. The fee is not charged on retirement plan accounts, accounts with automatic investment plans and accounts for which tracking data is not available.

   -    change its minimum investment amounts.

ADDITIONAL INFORMATION

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call ESS immediately. If you fail to notify ESS within one year of the transaction, you may be required to bear the costs of correction.

A signature guarantee helps protect against fraud. You can obtain one from most banks, credit unions and securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477) to ensure that your signature will be guaranteed by an appropriate institution.

The policies and fees described in this prospectus govern transactions with Eclipse Funds. If you invest through a third party--bank, broker, 401(k) plan, financial adviser or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase Fund shares through financial intermediaries may be less than by investing in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

DETERMINING THE FUND'S SHARE PRICES (NAV) AND THE VALUATION OF SECURITIES

The Fund generally calculates its share price (also known as its net asset value, or NAV) at the close of the regular session of trading on the New York Stock Exchange (usually 4:00 pm Eastern time). The value of the Fund's investments is based on current market prices. If current market values are not available, investments will be valued by another method that the Board believes accurately reflects fair value. Changes in the value of the Fund's portfolio securities after the close of regular session of trading will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuing of the portfolio securities may be made.

FUND EARNINGS

DIVIDENDS AND INTEREST

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

CAPITAL GAINS

The Fund earns capital gains when it sells securities at a profit.

WHEN THE FUND PAYS DIVIDENDS

The Fund declares and distributes any dividends at least once a year.

WHEN THE FUND PAYS CAPITAL GAINS

At each fiscal year-end, the Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

If you prefer to reinvest dividends and/or capital gains in another Eclipse Fund, you must first establish an account in that Class of shares of the Eclipse Fund.

HOW TO TAKE YOUR EARNINGS

You may receive your share of Fund earnings in one of five ways. You can make your choice at the time of application, and change it as often as you like by notifying your investment professional (if permitted) or the Fund directly. The five choices are:

1.      Reinvest earnings in:

   -    the Fund or

   -    another Eclipse Fund of your choice.

2.      Take the dividends in cash and reinvest the capital gains in:

   -    the Fund or

   -    another Eclipse Fund of your choice.

3.      Take the capital gains in cash and reinvest the dividends in:

   -    the Fund or

   -    another Eclipse Fund of your choice.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder back into the Fund.

5.      Take earnings in cash.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the Fund.

SEEK PROFESSIONAL ASSISTANCE

Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser.

UNDERSTAND THE TAX CONSEQUENCES

Any dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income. Earnings of the Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income).

Eclipse will mail your tax report each year by January 31. This report will tell you which distributions should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

Buy After the Dividend Payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Exchanges. An exchange of shares of one Eclipse Fund for shares of another will be treated as a sale of shares of the first Eclipse Fund and a purchase of shares of the second Fund. Any gain on the transaction may be subject to taxes.

KNOW WITH WHOM
YOU'RE INVESTING

Who Runs the Fund's Day-to-Day Business?

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Fund's Manager. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Directors of Eclipse Funds Inc. The Manager commenced operations in April, 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all the operational expenses that are not the responsibility of the Fund, including the fee paid to the Manager. Pursuant to a management contract with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly.

The Manager receives an aggregate fee of ___% for services performed as a percentage of the average daily net assets of the Fund.

The Manager is not responsible for records maintained by the Fund's Custodians, Transfer Agent or Dividend Disbursing and Shareholder Servicing Agent.

WHO MANAGES YOUR MONEY?

NYLIM serves as Manager of the assets of the Fund. NYLIM was formed in April, 2000 as a Delaware limited liability company. NYLIM is an indirect wholly-owned subsidiary of New York Life Insurance Company. The Fund's Directors oversee the management and operations of the Fund. As of December 31, 2001, the Manager managed over $___ billion in assets.

PORTFOLIO MANAGERS: BIOGRAPHIES

Dr. Bernard Tew. Dr Tew has managed the Fund since its inception in March 2002. Dr. Tew has been an employee of NYLIM since October 2001 and was formerly the Managing Director of QED Investments LLC ("QED"). Prior to joining QED in 1997, Dr. Tew served as Principal/Director of Research and was in charge of Quantitative Equity Management for Weiss Peck and Greer since __________. Dr. Tew has also served as Co-Director of Research at Eden Financial Corporation from __________ to __________, and as a faculty member for the departments of Finance and Agricultural Economics at the University of Kentucky and Colorado State University, respectively. Dr. Tew's expertise is in portfolio theory and applications, linear and non-linear mathematical programming applications, Bayesian statistical theory, stochastic calculus and general operations research modeling. Dr. Tew holds a B.S. in General Science and Business from Purdue University, an M.B.A. from Indiana University, and a Ph.D. in Applied Economics from the University of Georgia.


RELATED PERFORMANCE

The following tables provide information concerning the historical performance of other accounts that were managed by Dr. Tew while serving as Managing Director of QED that have investment objectives, policies, strategies and risks substantially similar to the Fund (the QED Structured Large-Cap Core Composite or "Composite") as measured against a widely recognized, unmanaged index of common stock prices. Prior performance of the Composite does not represent historical performance of the Fund, nor is it an indication or guarantee of future performance of the Fund or any account in the Composite which may be higher or lower than the performance shown below. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Fund or the Manager.

Performance data for the Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR- PPS(TM)) with the exception that such performance is shown net of fees and expenses. AIMR did not prepare or review this data. All performance information has not been verified or audited by the Manager or the Fund. The Composite includes all actual, fee-paying, discretionary, institutional private accounts and registered investment companies managed by Dr. Tew during the periods shown. The table shows total annual returns for a Composite of the actual performance of all large cap equity accounts managed by Dr. Tew. The total returns for the Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid, without provision for federal or state income taxes. Custodial fees were not included in the calculation. Mutual fund returns are restated to reflect total expense costs. The private accounts included in the Composite are not subject to the specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Composite could have been adversely affected if the private accounts included in the Composite had been regulated as investment companies under the federal securities laws. The fees and expenses used to calculate the Composite performance [(0.__% of average net assets)] are substantially lower than those estimated for the Fund. Use of the Fund's expense structure would have lowered the performance results.


The investment results presented below are unaudited.


                        Total Annual Returns as of September 30, 2001

                        1 Year          3 Years          5 Years          Inception(1)
                        ------          -------          -------          ---------
Composite               __.__%          __.__%           __.__%           __.__%

S&P 500(R) Index (2)    __.__%          __.__%           __.__%           __.__%


                        Quarterly Returns from Inception(1) through September 30, 2001

 YEAR               1Q                     2Q                     3Q                    4Q                   ANNUAL
----------------------------------------------------------------------------------------------------------------------------
            Composite   S&P 500    Composite   S&P 500    Composite   S&P 500   Composite    S&P 500   Composite    S&P 500
----------------------------------------------------------------------------------------------------------------------------
1994                                                      __.__%      __.__%    __.__%       __.__%    __.__%       __.__%
1995        __.__%      __.__%     __.__%      __.__%     __.__%      __.__%    __.__%       __.__%    __.__%       __.__%
1996        __.__%      __.__%     __.__%      __.__%     __.__%      __.__%    __.__%       __.__%    __.__%       __.__%
1997        __.__%      __.__%     __.__%      __.__%     __.__%      __.__%    __.__%       __.__%    __.__%       __.__%
1998        __.__%      __.__%     __.__%      __.__%     __.__%      __.__%    __.__%       __.__%    __.__%       __.__%
1999        __.__%      __.__%     __.__%      __.__%     __.__%      __.__%    __.__%       __.__%    __.__%       __.__%
2000        __.__%      __.__%     __.__%      __.__%     __.__%      __.__%    __.__%       __.__%    __.__%       __.__%
2001        __.__%      __.__%     __.__%      __.__%     __.__%      __.__%                           __.__%       __.__%


----------------------------------
(1)   From July 31, 1994.

(2) The S&P 500(R) Index is an unmanaged index and is considered to be generally representative of the large-cap U.S.-Stock Market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in the Index.

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statements of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by Eclipse or the Distributor. This Prospectus and the related Statements of Additional Information do not constitute an offer by Eclipse or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENTS OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund. A current SAI is incorporated by reference into this prospectus and has been filed with the SEC.

TO OBTAIN INFORMATION:

More information about the Fund is included in the SAI. In addition, more information about the 13 other Eclipse Funds is included in a separate prospectus, an SAI and the Annual/Semiannual Report. These documents are available free upon request. To obtain information, or for shareholder inquiries, write to NYLIFE Distributors Inc., attn: Eclipse Marketing Dept., NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or call toll-free 1-866-2ECLIPSE (1-866-232-5477).

You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1.202.942.8090). You may also visit the SEC's website at http://www.sec.gov, or you may obtain copies of this information by paying a duplicating fee and emailing your request to publicinfo@sec.gov or writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

ECLIPSE FUNDS INC.
SEC File Number: 811-6175

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
Distributor of the Eclipse Funds,
NYLIFE Distributors Inc., is an indirect wholly owned subsidiary of New York Life Insurance Company.

RECYCLE.LOGO

Eclipse Funds Inc. Logo




Eclipse Tax Managed Core Equity Fund





THIS COVER IS NOT PART OF THE PROSPECTUS.






                                                                    MSEC01-03/01


   For more information about the Fund, call 1-866-2ECLIPSE (1-866-232-5477).

                               ECLIPSE FUNDS INC.

                          TAX MANAGED CORE EQUITY FUND

               169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2002


                This Statement of Additional Information (the "SAI") supplements the information contained in the Prospectus dated March 1, 2002 for the Tax Managed Core Equity Fund, a series of Eclipse Funds Inc., a Maryland corporation (the "Company"), and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to Eclipse Funds Inc., 169 Lackawanna Avenue, Parsippany, New Jersey 07054-1108, or by calling 1-866-2ECLIPS (1-866-232-5477). This SAI, although not in itself a prospectus, is incorporated in its entirety by reference in and is made a part of the Prospectus. The Tax Managed Core Equity Fund is part of the Eclipse family of funds, which includes 17 mutual funds. The 16 other funds are offered in a separate prospectus and contained in a separate Statement of Additional Information ("SAI"), each dated March 1, 2002 and available by writing to or calling the distributor of the Fund's shares (as defined below). This SAI relates solely to the Tax Managed Core Equity Fund.

                No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company or NYLIFE Distributors, Inc. (the "Distributor"). This SAI and the related Prospectus do not constitute an offer by the Company or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                Shareholder inquiries should be made by writing directly to Eclipse Funds Inc., 169 Lackawanna Avenue, Parsippany, New Jersey 07054-1108, or by calling 1-866-2ECLIPS (1-866-232-5477). In addition, you can make inquiries through your registered representatives.

                                TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                          ----
ECLIPSE FUNDS INC.....................................................................................

ADDITIONAL INFORMATION ABOUT THE FUND.................................................................
   THE FUND DOES NOT CONSTITUTES A COMPLETE INVESTMENT PROGRAM........................................
   ECLIPSE TAX MANAGED CORE EQUITY FUND...............................................................
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS OF THE  FUND..............................................
   STANDARD AND POOR'S DEPOSITARY RECEIPTS............................................................
   BORROWING..........................................................................................
   COMMERCIAL PAPER...................................................................................
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS.....................................................
   REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS............................................
   U.S. GOVERNMENT SECURITIES.........................................................................
   SECURITIES OF OTHER INVESTMENT COMPANIES...........................................................
   LENDING OF PORTFOLIO SECURITIES....................................................................
   ILLIQUID AND RESTRICTED SECURITIES.................................................................
   MUNICIPAL SECURITIES...............................................................................
   BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS.........................................
   FOREIGN SECURITIES.................................................................................
   FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES.............................................
   FOREIGN CURRENCY FORWARD CONTRACTS.................................................................
   FOREIGN INDEX-LINKED INSTRUMENTS...................................................................
   WHEN-ISSUED AND FIRM OR STANDBY COMMITMENT AGREEMENTS..............................................
   BRADY BONDS........................................................................................
   LOAN PARTICIPATION INTERESTS.......................................................................
   RISK MANAGEMENT TECHNIQUES.........................................................................
   OPTIONS ON SECURITIES..............................................................................
   OPTIONS ON FOREIGN CURRENCIES......................................................................
   FUTURES TRANSACTIONS...............................................................................
   SWAP AGREEMENTS....................................................................................
   WARRANTS...........................................................................................
   SHORT SALES AGAINST THE BOX........................................................................
   RISKS ASSOCIATED WITH DEBT SECURITIES..............................................................
   HIGH YIELD/HIGH RISK SECURITIES....................................................................
   ZERO COUPON BONDS..................................................................................
   SPECIAL CONSIDERATIONS.............................................................................

FUNDAMENTAL INVESTMENT RESTRICTIONS...................................................................
   THE FUND MAY NOT:..................................................................................

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS...............................................................
   UNDER THESE RESTRICTIONS, THE FUND MAY NOT:........................................................

DIRECTORS, TRUSTEES AND OFFICERS......................................................................

THE MANAGER AND THE DISTRIBUTOR.......................................................................
   MANAGEMENT AGREEMENT...............................................................................
   SUB-ADMINISTRATION AGREEMENT.......................................................................
   DISTRIBUTION AGREEMENT.............................................................................
   SERVICE FEES.......................................................................................

PURCHASES AND REDEMPTIONS.............................................................................
   PORTFOLIO TRANSACTIONS AND BROKERAGE...............................................................

NET ASSET VALUE.......................................................................................

TAX INFORMATION.......................................................................................

PERFORMANCE INFORMATION...............................................................................

OTHER INFORMATION.....................................................................................
   CAPITALIZATION.....................................................................................
   EFFECTIVE MATURITY.................................................................................
   CONTROL PERSONS AND SHARE OWNERSHIP OF THE FUND....................................................
   CODE OF ETHICS.....................................................................................
   INDEPENDENT ACCOUNTANTS............................................................................
   LEGAL COUNSEL......................................................................................
   TRANSFER AGENT.....................................................................................
   CUSTODIAN..........................................................................................
   REGISTRATION STATEMENT.............................................................................

APPENDIX A............................................................................................
DESCRIPTION OF SECURITIES RATINGS.....................................................................
MOODY'S INVESTORS SERVICE, INC........................................................................
STANDARD & POOR'S.....................................................................................
   SPECULATIVE GRADE..................................................................................
   SHORT TERM RATING DEFINITIONS......................................................................

                               ECLIPSE FUNDS INC.

                The Company was incorporated in Maryland on September 21, 1990 and is an open-end, management investment company (or mutual fund). The Company has an unlimited authorized number of shares of common stock that may, without shareholder approval be divided into a number of portfolios of shares (also sometimes referred to as classes or series of shares) subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Company are currently offered in fourteen separate portfolios only one of which is described in this SAI, the Tax Managed Core Equity Fund (the "Fund"). New York Life Investment Management LLC ("NYLIM" or the
"Manager") serves as the manager for the Fund.


                      ADDITIONAL INFORMATION ABOUT THE FUND

                The Prospectus discusses the investment objectives, principal investment strategies and principal risks of the Fund. This section contains supplemental information concerning certain of the securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize, and certain risks involved with those investments, policies and strategies. The Manager may, in its discretion, at any time, employ such practice, technique or instrument for the Fund that it advises. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.


           THE FUND DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM

                Investment decisions for the Fund are made independently from those of any other account or investment company that may be managed by the Manager. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which the Fund invests at the same time as another fund managed by the Manager, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

ECLIPSE TAX MANAGED CORE EQUITY FUND

                The Fund investment objective is to provide enhanced after-tax total return relative to the return of the S&P 500(R) Index. The Fund invests primarily in common stocks of companies included in the S&P 500(R) Index. The Fund generally will be as fully invested as possibly, but under normal conditions, the Fund will invest at least 80% of its net assets in equity securities. The Fund also attempts to achieve enhanced after-tax returns for its shareholders by using a variety of tax-efficient management strategies designed to reduce capital gains distributions to its shareholders.

                The Manager uses a proprietary, quantitative mathematical model using statistical techniques to measure the stock price behavior of each stock represented in the S&P 500(R) Index. The S&P 500(R) Index constitutes the universe from which the Fund's portfolio securities will ordinarily be generally selected. The Manager computes the returns and volatility for each stock in the S&P 500(R) Index and then establishes historical correlating relationships between and among each of the stocks to identify stocks whose prices move inversely to one another relative to their expected return. The Manager then reweights the S&P 500(R) Index stock by stock, from most attractive to least attractive. Stocks considered most attractive, those with the best prices relative to potential performance, are weighted most heavily. Stocks with less attractive prices relative to potential return are underweighted. Based on the proprietary model, the Fund normally invests in a range of 40-70 stocks. This reweighting process is designed to enhance the total return of the Fund.

                At least quarterly, the Manager applies its proprietary model and analyzes the weightings assigned to the stocks in the S&P 500(R) Index. The Manager then rebalances the portfolio based on the stocks that have become more attractive or less attractive as a result of the reweighting of each stock in the S&P 500(R) Index. If a stock is removed from the S&P 500(R) Index but remains highly weighted by the Manager's quantitative model, the Fund will ordinarily maintain its position in that stock until the Manager rebalances the portfolio.

                At any time, the Manager may utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions. These strategies will not completely eliminate taxable distributions to shareholders however. Such strategies may include, but are not limited to:

        - holding securities long enough to avoid higher, short term capital gains taxes;
        - selling shares with a higher cost basis first;
        - investing overnight cash balances in tax-free investment vehicles; and
        - selling securities that have declined in value to offset past or future gains realized on the sale of other securities.

                For liquidity purposes or pending the purchase of additional portfolio securities, the Fund may also invest a portion of its assets in Standard & Poor's Depositary Receipts ("SPDRs"). In times of unusual or adverse conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus.

             INVESTMENT PRACTICES, INSTRUMENTS AND RISKS OF THE FUND

                The Fund may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager may elect to engage or not engage in the various techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will employed at all times, or ever employed.


STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRS)

                The Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "Exchange")which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500 Index. SPDRs are listed on the Exchange and traded in the secondary market on a per-SPDR basis.

                SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by the Fund. Moreover, the Fund's investment in SPDRs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for the Fund due to transaction costs and other Fund expenses. Additionally, the respective investment trusts may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances such as discrepancies between each of the trusts and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and the Fund. Under these type circumstances, the value of the SPDRs held by the Fund will have a negative impact on the net asset value of the trusts.


BORROWING

                The Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company for Federal tax purposes. To avoid the potential leveraging effects of the Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on the Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


COMMERCIAL PAPER

                The Fund may invest in commercial paper. The Fund generally will invest in commercial paper rated, at the time of investment, Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager determines that the commercial paper is of comparable quality. The Fund may also invest up to 5% of its assets in non-investment grade commercial paper. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.


TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

                When business or financial conditions warrant, the Fund may take a defensive position and invest temporarily without limit in investment grade corporate debt securities or money market instruments. Money market instruments for this purpose include U.S. Government securities having remaining maturities of one year or less, commercial paper rated in the highest grade by any nationally recognized rating agency, certificates of deposit and bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and repurchase agreements relating to U.S. Government securities. A repurchase agreement is an instrument under which an investor (e.g., the Fund) purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate.


REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

                The Fund may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager to be creditworthy. A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases securities (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase.

In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

                In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. The Manager seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. The Fund will not invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

                The Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. The Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

                [The Board has reviewed and approved certain sellers who it believes to be creditworthy and has authorized the Fund to enter into repurchase agreements with such sellers. If the other party to a repurchase agreement were to become bankrupt, the Fund could experience delays in recovering its investment or losses.]

U.S. GOVERNMENT SECURITIES

                U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities and include:
(i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years), and (in the case of the Eclipse Balanced Fund only) U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States Government; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., the Export-Import Bank); some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Tennessee Valley Authority and the United States

Postal Service); and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). U.S. Government securities also include government-guaranteed mortgage-backed securities. (See "Mortgage-Backed and Other Asset-Backed Securities" below.)

                U.S. Government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government securities can be expected to increase, and when interest rates rise, the values of U.S. Government securities can be expected to decrease.

SECURITIES OF OTHER INVESTMENT COMPANIES

                Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

LENDING OF PORTFOLIO SECURITIES

                In accordance with guidelines adopted by the Board, the Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The total market value of securities loaned will not exceed 33% of the total assets of the Fund. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of the Fund, has entered into an agency agreement with Metropolitan West Securities, Inc., which acts as the Fund's agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager.

                As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. However, the loans would be made only to firms deemed by the Manager to be creditworthy and approved by the Board, and when, in the judgment of the Manager, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Manager determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33% of the value of the total assets of the Fund. Under the guidelines adopted by the Board, the Fund is prohibited from lending more than 5% of the Fund's total assets to any one counterparty.

ILLIQUID AND RESTRICTED SECURITIES

                The Fund may invest in illiquid securities, (i.e., securities having no ready market (including repurchase agreements of more than seven days' duration)), if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such illiquid or not readily marketable assets. The Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and the disposition of such securities may require an extended period of time. Illiquid securities may include certain restricted securities, which may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to Rules 144 or 144A promulgated under such Act. Where registration of such securities is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Manager, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Manager will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Manager could consider (1) the frequency of trades and quotes,
(2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holding of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

                The Fund may invest in restricted securities and in other assets having no ready market (including repurchase agreements of more than seven days' duration) if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such restricted or not readily marketable assets. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rules 144 or 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

MUNICIPAL SECURITIES

                The Fund may purchase municipal securities for temporary defensive purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

                The Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits and other short-term obligations issued by savings and loan associations.

                Certificates of deposit are receipts from a bank or savings and loan association ("S&L"), for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Fund may not invest in time deposits maturing in more than seven days which are subject to withdrawal penalties. The Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

                The Fund will not invest in any obligation of a domestic or foreign bank unless (i) the bank has capital, surplus, and individual profits (as of the date of the most recently published financial statements) in excess of $100 million, or the equivalent in other currencies, and (ii) in the case of a U.S. bank, its deposits are insured by the Federal Deposit Insurance Corporation.

These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FLOATING AND VARIABLE RATE SECURITIES

                The Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

                The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

                [The Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.]

FOREIGN SECURITIES

                The Fund may invest in securities of foreign issuers to the extent such securities are included in the securities that comprise the S&P 500. Foreign investing involves the possibility of expropriation, nationalization, confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. There may be less publicly available information about a foreign issuer than about a domestic issuer because foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

                [Many of the foreign securities in which the Fund invests will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies.] Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. The Fund may, however, engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

                [The Fund may invest in emerging market countries, which presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.]

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

                The Fund is permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default.

                The Manager's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. Government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

                Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.

                A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

                The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager intends to manage the Fund's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN CURRENCY FORWARD CONTRACTS

                A foreign currency forward contract (a "forward contract") is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), which is individually negotiated and privately traded by currency traders and their customers. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

                A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

                While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

                The Fund will hold liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. The Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

                Generally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will be served by entering into such a contract. Generally, the Manager believes that the best interest of the Fund will be served by entering into such a contract under various circumstances, some of which are described below. For example, when the Fund enters into, or anticipates going into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollars price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which payment is made or received, although the Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

                In addition, when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), the Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

                The Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

                The Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's currency assessment is incorrect.

                At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

                The Fund's dealing in forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. The Fund generally will not enter into a forward contract with a term of greater than one year.

                In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same forward contact, the Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event the Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

                It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

                Forward contracts are intended to minimize the risk of loss to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Such contracts do not eliminate fluctuations in the underlying prices of securities held by the Fund. Although such contracts tend to minimize the risk of loss due to a decline in the value of a currency that has been sold forward, and the risk of loss due to an increase in the value of a currency that has been purchased forward, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

                The Fund cannot assure that its use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's skill in analyzing and predicting relative currency values. Forward contracts alter the Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as the Manager anticipates. The Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases.

                The Manager believed that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between securities denominated in different currencies and/or changes in value between currencies. Moreover, the Manager believes active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

                The Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

[FOREIGN INDEX-LINKED INSTRUMENTS]

                As part of its investment program, and to maintain greater flexibility, the Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

                A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest components to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Fund's ability to invest in foreign index-linked instruments.

WHEN-ISSUED AND FIRM OR STANDBY COMMITMENT AGREEMENTS

                The Fund may from time to time purchase securities on a "when-issued" or "firm commitment" or "standby commitment" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued, or firm or standby commitment securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Company's intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued, or firm or standby commitment securities may be sold prior to the settlement date, the Company intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

                The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities and firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

                At the time the Company makes the commitment on behalf of the Fund to purchase a security on a when-issued, or firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that the Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued or firm commitment basis. The Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued, firm, or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

BRADY BONDS

                The Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady Bonds are not considered U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

                Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

LOAN PARTICIPATION INTERESTS

                The Fund may invest in participation interests in loans. The Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, the Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, the Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. The Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. The Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

                In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as Eclipse. The Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

                A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

                When the Fund acts as co-lender in connection with a Participation Interest or when the Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests the Fund's Manager will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When the Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Fund considers Participation Interests not subject to puts to be illiquid.

                The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

RISK MANAGEMENT TECHNIQUES

                The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

                The Fund can use these practices in an attempt to adjust the risk and return characteristics of its portfolio of investments. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If the Fund's Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

OPTIONS ON SECURITIES

                WRITING CALL OPTIONS. Subject to any limitations stated in the Prospectus or in this SAI, the Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by the Fund is a short term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option on a stock or bond index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. The Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

                The Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

                A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.

                The Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

                WRITING PUT OPTIONS. Subject to any limitations in the Prospectus or in this SAI, the Fund may also write covered put options. A put option is a short term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                The premium which the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

                A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

                The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Fund may also effect a closing purchase transaction, in the case of a put option, to permit the Fund to maintain its holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

                If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option, respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

                In addition, the Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and the Company's intention that the Fund qualify as such.

                PURCHASING OPTIONS. The Fund, as specified for the Fund in the Prospectus, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Fund will engage in such transactions only with firms the Manager deems to be of sufficient creditworthiness so as to minimize these risks.

                The Fund may purchase put options on securities to protect its holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The purchase of put options on securities held in the portfolio or related to such securities will enable the Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

                The Fund may also purchase call options on securities, which the Fund intends to purchase, to protect against substantial increases in prices of such securities pending its ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Fund may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

                SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in U.S. government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

                The Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. The Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

                The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

                The ability of the Fund to successfully utilize options may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly.

                The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES

                Subject to any limitation stated in the Prospectus or this SAI, the Fund may purchase and write options on foreign currencies. The Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be invested. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

                Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

                If the Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

                Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

                A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the- counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

                There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

                Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-related options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

                Subject to any limitations in the Prospectus or this SAI, the Fund, as specified for the Fund in the Prospectus, may purchase and sell futures contracts on securities, interest rates, foreign currency and on indices of securities to hedge against anticipated changes in interest rates and other economic factors that might otherwise have an adverse effect upon the value of the Fund's portfolio securities or to gain market exposure to particular segments of the market represented by the futures contract. An interest rate or stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. The Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio. For example, the Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's portfolio of fixed-income securities. The Fund may purchase and sell stock index futures to hedge its securities portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security).

                The Fund, as specified for the Fund in the Prospectus, may also purchase and sell other futures contracts when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, the Fund, as specified for the Fund in the Prospectus, may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. The Fund may also purchase and write put and call options on futures contracts of the type into which the Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Fund also may enter into futures contracts traded on foreign futures exchanges as long as trading on the aforesaid foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

                A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of the Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices of the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indices.

                When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

                The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

                Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

                FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

                Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

                On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. The Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

                The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

                SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

                Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Fund may enter into stock index futures to the extent that it has equity securities in its portfolio. Similarly, the Fund may enter into futures on debt securities indices (including the municipal bond index) to the extent it has debt securities in its portfolio. By establishing an appropriate "short" position in securities index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. The Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio.

                CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. The Fund may sell a currency futures contract if the Manager anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by the Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

                A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of the Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short term period. Such distortions are generally minor and would diminish as the contract approached maturity.

                Another risk is that the Manager could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

                OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Fund also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

                Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put", the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call", or a short futures position, in the case of a "put", its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

                Options on futures contracts can be used by the Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

                The purchase of put options on futures contracts is a means of hedging the Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of the Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

                In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been reduced by losses on the futures position if the hedge had been effected through the use of futures.

                If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

                The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

                The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to the Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

                While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

                LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. In general, the Fund will engage in transactions in futures contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. The Fund will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money", would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

                When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

                When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

                When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

                When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

                The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, options on futures or forward contracts. See "Tax Information".

                RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when the Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

                Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

                There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or an options on futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

                In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Fund generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

                Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

                ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States;
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

SWAP AGREEMENTS

                The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. The Fund may also enter into index swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net" basis. Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets.

                Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

                Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Manager will cause the Fund to enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

                This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system,
(3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

WARRANTS

                The Fund may invest in warrants that entitle the holder of a warrant to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant. The Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

SHORT SALES AGAINST THE BOX

                A short sale is a transaction in which the Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, the Fund owns or has the right to obtain securities equivalent in kind and amount. The Fund will only enter into short sales against the box. The Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales. The Fund will only enter into short sales against the box with brokers the Manager believes are creditworthy. Short sales against the box will be limited to no more than 25% of the Fund's total assets.

RISKS ASSOCIATED WITH DEBT SECURITIES

                To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

                Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that the Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the net asset value of the Fund's shares.

                Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

                When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager, such securities have the potential for future income (or capital appreciation, if any).

ZERO COUPON BONDS

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from the face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.


                             SPECIAL CONSIDERATIONS


                Standard & Poor's(R), "S&P" 500(R), "S&P(R) ", "Standard & Poor's 500", "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of NYLIM. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.


                The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to NYLIM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which are determined, composed and calculated by S&P without regard to NYLIM or the Fund. S&P has no obligation to take the needs of NYLIM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, owners of the Fund, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                The inclusion of a security in the S&P 500 Index in no way implies an opinion by the Index sponsors, Standard & Poor's, as to the attractiveness of that security as an investment.

FUNDAMENTAL INVESTMENT RESTRICTIONS

                The Fund has adopted as fundamental policies certain investment restrictions, set forth below, which may not be changed with respect to the Fund without a majority vote of the outstanding shares of the Fund, as defined in the 1940 Act. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this Statement of Additional Information, and the Fund's objective as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

                Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

THE FUND MAY NOT:

(1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund;

(2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

(3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

(4) borrow money or issue senior securities, except that the Fund may (i) borrow from banks provided that, if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

(5) lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Company's Directors;

(6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

(7)     purchase or sell commodities or commodities contracts; or

(8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

                In addition to the Company's fundamental investment restrictions, the Directors have voluntarily adopted certain policies and restrictions, set forth below, which are observed in the conduct of the affairs of the Fund. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

                Unless otherwise indicated, the percentage limitations apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.

UNDER THESE RESTRICTIONS, THE FUND MAY NOT:

(1) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

(2) purchase securities that may not be sold without first being registered under the Securities Act of 1933, as amended ("restricted securities") other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Company's Board of Directors; enter into repurchase agreements having a duration of more than seven days; purchase loan participation interests that are not subject to puts; purchase instruments lacking readily available market quotations ("illiquid instruments"); or purchase or sell over-the-counter options, if as a result of the purchase or sale, the Fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Fund and the assets used as cover for over-the-counter options written by the Fund exceed 10% of the Fund's net assets;

(3)     invest in other companies for the purpose of exercising control;

(4) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

(5) purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

(6) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

                The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to a Valuation Committee established pursuant to guidelines approved by the Directors.

                             DIRECTORS AND OFFICERS

                The Directors oversee the Fund and the Manager. Information pertaining to the Directors and officers is set forth below. Directors deemed to be "interested persons" of Eclipse for purposes of the 1940 Act are indicated by an asterisk.


       NAME,                         POSITION(S) WITH                     PRINCIPAL OCCUPATION(S)
  ADDRESS AND AGE                       THE COMPANY                         DURING PAST 5 YEARS
  ---------------                       -----------                         -------------------

       NAME,                         POSITION(S) WITH                     PRINCIPAL OCCUPATION(S)
  ADDRESS AND AGE                       THE COMPANY                         DURING PAST 5 YEARS
  ---------------                       -----------                         -------------------
Stephen C. Roussin*, 39         Director and Chairperson            Director and Chairman of Eclipse Funds
51 Madison Avenue                                                   Inc. (including its predecessors), from
New York, NY 10010                                                  1997 to present; President and Chief
                                                                    Operating Officer, New York Life
                                                                    Investment Management Holdings LLC, from
                                                                    1999 to present; Chairman and Manager
                                                                    New York Life Investment Management LLC
                                                                    from 1997 to present; President, Chief
                                                                    Executive Officer and Trustee, The
                                                                    MainStay Funds, from 1997 to present;
                                                                    Senior Vice President, New York Life
                                                                    Insurance Company, from 1997 to present;
                                                                    Director, New York Life Trust Company,
                                                                    from 1997 to present; Manager, New York
                                                                    Life Benefit Services LLC, from 1997 to
                                                                    present; Director, NYLIFE Securities,
                                                                    Inc., from 1997 to present; Manager and
                                                                    Chairman, MainStay Shareholder Services
                                                                    LLC from 1997 to present; Director,
                                                                    Eagle Strategies Corp., from 1997 to
                                                                    present; and Manager, President and
                                                                    Chief Executive Officer, MainStay
                                                                    Management LLC from 1997 to March 2000,
                                                                    and Chairman and Manager, from March
                                                                    2000 to present; Director, NYLIFE
                                                                    Distributors Inc., from 1997 to present,
                                                                    Chairman, from March 2000 to present,
                                                                    and Senior Vice President, from 1997 to
                                                                    March 2000; Chairman and Director, New
                                                                    York Life Trust Company, FSB, from June
                                                                    2000 to present. President of Smith
                                                                    Barney from 1994 to 1997; Trustee of New
                                                                    York Life Investment Management
                                                                    Institutional Funds since inception in
                                                                    May 2001.

Patrick G. Boyle*, 48           Director                            Senior Managing Director, New York Life
51 Madison Avenue                                                   Investment Management LLC, (including
New York, NY 10010                                                  predecessors) from 1999 to present;
                                                                    Senior Vice President, Pension
                                                                    Department New York Life Insurance
                                                                    Company, from 1991 to present; Chairman,
                                                                    Monitor Capital Advisors LLC, 1996 to
                                                                    2000, and Director, 1991 to present;
                                                                    Director, New York Life International
                                                                    Investment Inc., 1995 to present;
                                                                    Director, New York Life Trust Company,
                                                                    1995 to present; Director, NYL Capital
                                                                    Management Limited, 1994 to present;
                                                                    Member, American Council of Life
                                                                    Insurance Pension Committee, 1992 to
                                                                    1998; Director, MBL Life Assurance Co.,
                                                                    Inc., 1997 to present; Executive Vice
                                                                    President of New York Life Investment
                                                                    Management Institutional Funds since
                                                                    inception in May 2001.

Lawrence Glacken, 75            Director                            Trustee of New York Life Investment
353 Canterbury Drive                                                Management Institutional Funds since
Ramsey, NJ 07446                                                    inception in January 1991; Retired since
                                                                    1987

Robert P. Mulhearn,55           Director                            Trustee of New York Life Investment
60 Twin Brooks Road                                                 Management Institutional Funds since
Saddle River, NJ 07458                                              inception in May 2001. Private Investor
                                                                    from 1987 to present.

Susan B. Kerley, 51             Director                            Trustee of New York Life Investment
P.O. Box 9572                                                       Management Institutional Funds since
New Haven, CT 06535                                                 inception in May 2001; President of
                                                                    Global Research Associates from 1990 to
                                                                    present. Director of Citifunds from 1991
                                                                    to present.

Linda M. Livornese, 50          President                           Vice President, Pension Department, New
51 Madison Avenue                                                   York Life Insurance Company, 1990 to
New York, NY 10010                                                  present; Vice President, NYLIFE
                                                                    Distributors Inc., 1993 to present; Vice
                                                                    President, NYLIFE Securities Inc., 1992
                                                                    to present.

       NAME,                         POSITION(S) WITH                     PRINCIPAL OCCUPATION(S)
  ADDRESS AND AGE                       THE COMPANY                         DURING PAST 5 YEARS
  ---------------                       -----------                         -------------------
Marc J. Brookman,  38           Executive Vice President            Vice President of New York Life
51 Madison Avenue                                                   Insurance Company from 1998 to present;
New York, NY 10010                                                  Senior Managing Director of New York
                                                                    Life Investment Management LLC
                                                                    (including predecessors) from 1999 to
                                                                    present. Senior Vice President-Product
                                                                    Development MainStay Institutional
                                                                    Funds, Inc. and Retirement Plans, 1998
                                                                    to present; National Sales Director,
                                                                    Vice President, United Asset Management
                                                                    Retirement Plan Services, 1996 to 1998.

Jefferson C. Boyce, 44          Senior Vice President               Senior Vice President New York Life
51 Madison Avenue                                                   Insurance Company, 1994 to present;
New York, NY 10010                                                  Senior Vice President The MainStay
                                                                    Funds, 1995 to present; Director,
                                                                    Monitor Capital Advisors LLC, 1991 to
                                                                    2000 and Senior Vice President, 1996 to
                                                                    2000; Director, MSC Holding, Inc., 1992
                                                                    to present and Secretary, 1994 to
                                                                    present, Director, Eagle Strategies
                                                                    Corp., 1993 to present, Director, NYLIFE
                                                                    Equity, Inc., 1993 to present, President
                                                                    and Chief Executive Officer, NYLIFE
                                                                    Distributors, Inc., 1996 to present and
                                                                    Director, 1993 to present; Director,
                                                                    NYLIFE LLC, 1993 to present; Director,
                                                                    NYLIFE Structured Asset Management
                                                                    Company Ltd., 1993 to present; Director,
                                                                    CNP Realty Investments, Inc., 1994 to
                                                                    present; Director, New York Life Benefit
                                                                    Services, LLC, 1994 to present;
                                                                    Director, NYLIFE Depositary Corporation,
                                                                    present; Director, NYLIFE SFD Holding
                                                                    Inc. (formerly NAFCO, Inc.), 1994 to
                                                                    present; Director, President and Chief
                                                                    Executive Officer, NYLIFE Securities
                                                                    Inc., 1996 to present; Chairman and
                                                                    Director, MainStay Shareholder Services
                                                                    LLC, 1997 to present; Senior Vice
                                                                    President, New York Life Investment
                                                                    Management Institutional Funds since
                                                                    inception in May 2001.

       NAME,                         POSITION(S) WITH                     PRINCIPAL OCCUPATION(S)
  ADDRESS AND AGE                       THE COMPANY                         DURING PAST 5 YEARS
  ---------------                       -----------                         -------------------
Richard W. Zuccaro, 52          Tax Vice President                  Vice President, New York Life Insurance
51 Madison Avenue                                                   Company, 1995 to present; Tax Vice
New York, NY 10010                                                  President NYLIFE Securities Inc., 1987
                                                                    to present; Tax Vice President, NYLIFE
                                                                    SFD Holding Inc., 1990 to present; Tax
                                                                    Vice President, NYLIFE Depositary Inc.,
                                                                    1990 to present; Tax Vice President
                                                                    NYLIFE LLC, 1990 to present; Tax Vice
                                                                    President NYLIFE Insurance Company of
                                                                    Arizona, 1990 to present; Tax Vice
                                                                    President, NYLIFE Realty Inc., 1991 to
                                                                    present; Tax Vice President NYLICO Inc.,
                                                                    1991 to present; Tax Vice President, New
                                                                    York Life Fund Inc., 1991 to present,
                                                                    Tax Vice President, New York Life
                                                                    International Investment, Inc., 1991 to
                                                                    present; Tax Vice President NYLIFE
                                                                    Funding Inc., 1991 to present Tax Vice
                                                                    President, NYLCO, 1991 to present; Tax
                                                                    Vice President, NYLIFE Equity Inc., 1991
                                                                    to present; Tax Vice President MainStay
                                                                    VP Series Fund, Inc., 1991 to present;
                                                                    Tax Vice President, CNP Realty
                                                                    Investments, Inc., 1991 to present; Tax
                                                                    Vice President, New York Life Worldwide
                                                                    Holding, Inc., 1992 to present; Tax Vice
                                                                    President, NYLIFE Structured Asset
                                                                    Management Company Ltd., 1992 to
                                                                    present; Tax Vice President, The
                                                                    MainStay Funds, 1991 to present; Tax
                                                                    Vice President Eagle Strategies Corp.
                                                                    (registered investment adviser), 1993 to
                                                                    present; Tax Vice President, NYLIFE
                                                                    Distributors Inc., 1993 to present; Vice
                                                                    President & Assistant Controller, New
                                                                    York Life Insurance and Annuity Corp.,
                                                                    1995 to present; Vice President, NYLCare
                                                                    Health Plans, Inc., 1995 to present;
                                                                    Vice President-Tax, New York Life and
                                                                    Health Tax Insurance Co., 1996 to
                                                                    present; Vice President New York Life
                                                                    Trust Company, 1996 to present; Tax Vice
                                                                    President, Monitor Capital Advisors LLC,
                                                                    1996 to 2000; Tax Vice President, NYLINK
                                                                    Insurance Agency Incorporated, 1996 to
                                                                    present; Tax Vice President, MainStay
                                                                    Shareholder Services LLC, 1997 to
                                                                    present; Tax Vice President, New York
                                                                    Life Investment Management Institutional
                                                                    Funds since inception in May 2001.

Robert A. Anselmi, 55           Secretary                           Senior Managing Director and General
51 Madison Avenue                                                   Counsel, New York Life Investment
New York, New York 10010                                            Management LLC, 2000 to present;
                                                                    Secretary, New York Life Investment
                                                                    Management Institutional Funds, since
                                                                    inception in May 2001; Senior Vice
                                                                    President, New York Life Insurance
                                                                    Company, 2000 to present; Secretary,
                                                                    MainStay VP Series Fund, Inc., February
                                                                    2001 to present; Secretary, The MainStay
                                                                    Funds, February 2001 to present;
                                                                    Managing Director and Senior Counsel,
                                                                    Lehman Brothers Inc., 1998 to 1999;
                                                                    General Counsel and Managing Director,
                                                                    JP Morgan Investment Management Inc.,
                                                                    1986 to 1998.

Patrick J. Farrell,  41         Treasurer                           Managing Director, New York Life
51 Madison Avenue               (Principal Financial and            Investment Management LLC, 1998 to
New York, New York 10010        Accounting  Officer)                present; Corporate Vice President, New
                                                                    York Life Insurance Company, 1996 to
                                                                    1998; Assistant Treasurer, The MainStay
                                                                    Funds, 1996 to present; Assistant
                                                                    Treasurer, Eclipse Funds Inc., 1996 to
                                                                    present, Assistant Treasurer, Eclipse
                                                                    Funds, 1996 to present, Assistant
                                                                    Treasurer, MainStay VP Funds, 1996 to
                                                                    present; Vice President, Alliance Fund
                                                                    Services from 1988 to 1996; Treasurer
                                                                    and. Secretary New York Life Investment
                                                                    Management Institutional Funds since
                                                                    inception in May 2001.

                As indicated in the above table, certain Directors and Officers also hold positions with Eclipse Funds, New York Life Investment Management Institutional Funds, The MainStay Funds, MainStay VP Series Funds, Inc. New York Life Insurance Company ("New York Life"), NYLIFE Securities, Inc. and/or NYLIFE Distributors, Inc.

                                        AGGREGATE COMPENSATION FROM
                                       THE COMPANY(1) FOR YEAR ENDED          TOTAL COMPENSATION
        NAME OF DIRECTOR                     OCTOBER 31, 2000             FROM FUND COMPLEX PAID(2)
                                             ----------------             -------------------------
Lawrence Glacken                                  $ 42,100                          $42,100
Susan B. Kerley                                   $ 37,400                          $37,400
Robert P. Mulhearn                                $ 37,400                          $37,400

-----------------------
(1) The Independent Directors of the Company receive from the Company an annual retainer of $32,000 and a fee of $1,350 for each Board meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Directors and officers who are affiliated with the Manager, the Subadvisor, and/or New York Life do not receive compensation from the Company.

(2) The Fund Complex consists of the Company, Eclipse Funds, The MainStay Funds, MainStay VP Series Fund, Inc., and New York Life Investment Management Institutional Funds

                As of October 31, 2001, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of any Class of each of the Funds.

                        THE MANAGER AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

                Pursuant to the Management Agreement for the Fund, NYLIM, subject to the supervision of the Directors of the Company and in conformity with the stated policies of the Fund, administers the Fund's business affairs and has investment advisory responsibilities. NYLIM is a wholly-owned subsidiary of New York Life.

                The Management Agreement will continue in effect thereafter only if such continuance is specifically approved after the initial two years and, thereafter, at least annually by the Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" of the Company or NYLIM (as the term is defined in the 1940 Act) (the "Independent Directors"). The Directors, including the Independent Directors, approved the Management Agreement on behalf of the Tax Managed Core Equity Fund at an in-person meeting held on ___________, 2002.

                The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Directors or officers of the Company to serve in the capacities in which they have been elected or appointed.

                The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

                In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

                (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of the Directors not affiliated with the Manager; and

                (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Company.

                For its services, the Fund pays the Manager a monthly fee. (See the Prospectus, "Know With Whom You're Investing".)

DISTRIBUTION AGREEMENT

                NYLIFE Distributors, Inc., a corporation organized under the laws of Delaware, serves as the distributor and principal underwriter (the "Distributor") of the Fund's shares pursuant to a Distribution Agreement, dated January 1, 1994. NYLIFE Securities sells shares of the Fund pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

                The Company anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to the Fund or any class of shares of the Fund. The Distribution Agreement for the Eclipse Tax Managed Core Equity Fund was approved by the Board of Directors, including a majority of the Independent Directors of the Company at a meeting held on _____________, 2002. After an initial two-year period, the Distribution Agreements is subject to annual approval by the Board of Directors. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by vote of a majority of the Company's Independent Directors upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.

SERVICE FEES

                The Company has adopted a Shareholder Services Plan with respect to the Service Class of the Fund (as set forth in the Prospectus). Under the terms of the Plan, the Company is permitted to pay, out of the Service Class assets of the Fund, a fee in the amount of 0.25% on an annual basis of the average daily net assets attributable to that class, to the Manager, its affiliates or independent third party service providers, for providing services in connection with the administration of plans or programs that use Fund shares as their funding medium.

                Under the terms of the Shareholder Services Plan, the Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers for services provided to shareholders of the Service Class shares of the Fund. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

                The Plan provides that it may not be amended to materially increase the costs which holders of Service Class shares of the Fund may bear under the Plan without the approval of a majority of both (i) the Board and (ii) the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments, and by a majority of the outstanding voting securities as defined in the 1940 Act for the Service Class of each covered Fund.

                The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Directors. The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Directors and Independent Trustees. The Plan was approved by the Directors, including the Independent Directors, with respect to the Fund, at a meeting held on _________________, 2002. The Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.


                            PURCHASES AND REDEMPTIONS

                Purchases and redemptions are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

                Certain clients of the Manager may purchase shares of the Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

                Eclipse determines the net asset value per share of the Fund on each day the New York Stock Exchange is open for trading (see "Net Asset Value" below). Shares of the Fund are redeemable at net asset value, at the option of the Fund's shareholders.

                The Company reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                For shares of the Fund redeemed within any 90-day period, the Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

                The Company, on behalf of the Fund, has entered into a committed line of credit with The Bank of New York, as agent, and various other lenders, from whom the Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Fund experiences unusually large redemption requests.

PORTFOLIO TRANSACTIONS AND BROKERAGE

                Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                In effecting purchases and sales of portfolio securities for the account of the Fund, the Fund's Manager will seek the best execution of the Fund's orders. The Manager attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Directors may determine, the Manager may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

                NYLIFE Securities (the "Affiliated Broker") may act as broker for the Fund. In order for the Affiliated Broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Fund will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

                As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may cause the Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

                Although commissions paid on every transaction will, in the judgment of the Manager be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Fund and the Manager's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

                Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager. Research provided by brokers is used for the benefit of all of the Manager's clients and not solely or necessarily for the benefit of Eclipse. The Manager's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager as a consideration in the selection of brokers to execute portfolio transactions.

                In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of another Eclipse Fund or one or more of the other clients of the Manager. Investment decisions for the Fund and for the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Eclipse believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

                The management fees paid by Eclipse on behalf of the Fund to the Manager will not be reduced as a consequence of the Manager's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Manager in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager in carrying out its obligations to the Fund.

                The Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

                The turnover rate for the Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. Turnover will be influenced by sound investment practices, the Fund's investment objective, and the need for funds for the redemption of the Fund's shares, although the Fund will also be influenced by its strategy of holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized in one security by selling another security at a capital loss. In an attempt to minimize capital gains on other holdings, the Fund may also realize accrued losses on some stocks.

                                 NET ASSET VALUE

                Eclipse determines the net asset value per share of each class of the Fund on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the first session of the New York Stock Exchange (currently 4:00 p.m., Eastern time) for each class of shares of the Fund by dividing the current market value of the total assets attributable to a class, less liabilities attributable to that class, by the total number of outstanding shares of that class.

                Portfolio securities of the Fund are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price of the first session on that day or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges; (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system; (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Fund's Manager if the prices are deemed by the Manager to be representative of market values at the close of the first session of the New York Stock Exchange;
(e) by appraising debt securities at prices supplied by a pricing agent or, determined using pricing procedures approved by the Board, which prices reflect broker-dealer-supplied valuations or electronic data processing techniques and/or matrix pricing if those prices are deemed by the Fund's Manager to be representative of market values at the close of the first session of the New York Stock Exchange; (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded, and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Board, although the actual calculations may be done by others. Money Market instruments held by the Fund with a remaining maturity of 60 days or less are valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts if held by the Fund are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

                Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board. For financial accounting purposes, the Company recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities are recognized as soon as the Company are informed on or after the ex-dividend date.

                Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the portfolio securities used in such calculation.

                Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in the Fund's calculation of net asset values. However, the Manager may, in its judgment, determine that an adjustment to the Fund's net asset value should be made because intervening events have caused the Fund's net asset value to be materially inaccurate.

                The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager.

                                 TAX INFORMATION

                While it is anticipated that many shareholders of the Fund will be tax-exempt institutions, the following discussion may be of general interest to these shareholders as well as for those shareholders of the Fund who do not have tax-exempt status. Although the discussion below refers in certain instances to distributions and other transactions as being taxable to a shareholder, tax-exempt shareholders will, of course, not be taxed to the extent provided by applicable tax exemptions. The discussion herein relating to taxes is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult tax advisers regarding investment in the Fund.

                The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and elects, it generally will not be subject to Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

                The Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

                To qualify for treatment as a regulated investment company, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

                The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

                Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

                If a portion of the Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of the Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

                The Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from Federal income tax.

                Distributions of investment company taxable income generally are characterized as ordinary income. If the Fund's income consists in whole or in part of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of the Fund or the underlying company paying dividends to the Fund are treated as debt-financed under the Code and is eliminated if applicable holding period requirements are not met. In addition, dividends (including the deducted portion) are includable in the corporate shareholder's alternative minimum taxable income. The alternative minimum tax and environmental tax applicable to corporations may reduce the value of the dividends-received deduction.

                Distributions of the Fund's net capital gains, if any, designated by the Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income. Capital gain distributions will not be eligible for the dividends-received deduction. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

                The Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

                Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

                Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

                Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

                Recently enacted rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

                The Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

                The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

                Eclipse may, from time to time, include the yield and total return of the Fund's share Classes in advertisements, sales literature, or reports to shareholders or prospective investors. Due to the deduction of the shareholder service fee, performance of the Service Class of the Fund will be lower than the performance of the No-Load Class of the Fund.

                YIELD. Quotations of "yield" for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                Yield = 2[((a-b)/cd + 1)6 - 1] where:

                        a=      dividends and interest earned during the period,

                        b= expenses accrued for the period (net of reimbursements),

                        c= the average daily number of shares outstanding during the period that were entitled to receive dividends, and

                        d= the maximum offering price per share on the last day of the period.

                AVERAGE TOTAL RETURN. The "average total return" figure for the Fund shows the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:

                                                n
                                        P(1 + T)  = ERV

                                where P   =   a hypothetical initial payment of
                                              $1,000,
                                T         =   the total return for the period,
                                n         =   the number of periods, and
                                ERV       =   the ending redeemable value of a
                                              hypothetical $1,000 payment made
                                              at the beginning of the period
                                              assuming reinvestment of all
                                              dividends and distributions).

                Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

                The Fund may also distribute sales literature or publish advertisements containing "principal only" performance information for the Fund that relates to various time periods (on both an average annual and cumulative basis). "Principal only" performance information is not total return but a measure of performance, expressed as a percentage, that excludes from its computation income dividends and capital gains distributions paid on the Fund's shares. Such quotations in effect reflect only changes in the value over time of a single share of the Fund without taking into account the compounding effect of reinvested dividends or distributions. "Principal only" quotations may be a useful comparison with changes in certain stock indices (which are unmanaged) that do not reflect reinvestment of dividends on the stocks comprising the index. Any sales literature or advertisements containing "principal only" performance information will be accompanied by standard performance information relating to the same time periods.

                The Fund's investment performance is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

                In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

                From time to time, advertising and sales literature for the Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager, and other pertinent facts relating to the management of the Fund by the Manager.

                From time to time, the Fund may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, The Wall Street Journal and such other publications as the Manager deems appropriate.

                In addition, performance information for the Fund may be compared, in advertisements, sales literature, and reports to shareholders, to:
(i) the S&P 500 Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Fund. Advertisements for the Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

                From time to time, advertisements for the Fund may include general information about the services and products offered by the Company, Eclipse Funds, The MainStay Funds, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, and New York Life Insurance Company and/or its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance.

                                OTHER INFORMATION

CAPITALIZATION

                The Fund is one of fourteen separate portfolios offered by the Company, an open-end management investment company organized under the laws of the State of Maryland. The Company's Articles of Amendment authorize the Board to establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Fund's shareholders. When issued, Fund shares are fully paid, non-assessable, redeemable, and freely transferable. The organizational expenses of the Fund will be amortized and deferred over a period not to exceed 60 months.

VOTING RIGHTS

                Shares entitle their holders to one vote per share; however, separate votes will be taken by the Fund or class on matters affecting the Fund or a particular class of shares issued by the Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors and, in such event, the holders of the remaining shares voting for the election of Directors will not be able to elect any person or persons as Directors. Shares have no preemptive or subscription rights and are transferable.

CONTROL PERSONS AND SHARE OWNERSHIP OF THE FUNDS

                On ____________, 2002, the Manager invested $______________ in shares of each Class of the Fund at $__ per share and was the sole shareholder of the Fund as of such date. The Manager will control the Fund until public shareholders begin investing in the Fund thereby diluting the ownership of Fund shares by the Adviser.

CODE OF ETHICS

                The Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ("Code of Ethics") governing personal trading activities of all Directors and officers, and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund or the Manager unless such power is the result of their position with the Fund or the Manager. Such persons are generally required to preclear all security transactions with the Fund's Compliance Officer or his designee and to report all transactions on a regular basis. Subject to these restrictions, these persons are permitted to invest in securities, including securities that may be purchased or held by the Fund. The Board has developed procedures for the administration of the Code of Ethics.

                The Distributor has adopted its own Code of Ethics which is designed to identify and address certain conflicts of interest between personal investment activities of its employees and the interests of its clients such as each fund, in compliance with Rule 17j-1 under the 1940

Act. The Code of Ethics permits employees of the Distributor to engage in personal securities transactions, including with respect to securities held by the Fund, subject to certain requirements and restrictions. The employees of the Distributor must disclose all personal securities holdings immediately upon commencement of employment, as well as on an annual basis thereafter.

INDEPENDENT ACCOUNTANTS

                PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Fund.

LEGAL COUNSEL

                Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Fund, and also acts as counsel to the Fund.

TRANSFER AGENT

                Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, and an affiliate of the Manager, is the Fund's Transfer, Dividend, Disbursing and Shareholder Servicing Agent. ESS, whose address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is an indirect wholly owned subsidiary of New York Life. ESS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. ESS is paid a per account fee and out-of-pocket expenses by the Fund. ESS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 66 Drive, Braintree, MA 02184-3839. BFDS will perform certain of the services for which ESS is responsible. In addition, the Fund or ESS may contract with other service organizations, including affiliates of ESS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

CUSTODIAN

                The Bank of New York, 90 Washington Street, New York, NY 10286, is custodian of cash and securities of the Fund.

REGISTRATION STATEMENT

                This SAI and the Prospectus do not contain all the information included in the Company's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC.

                The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS

                Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

                A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

                Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (C) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT TERM LOAN RATINGS

                MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT TERM DEBT RATINGS

                Moody's short term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

                Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

                AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

                Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                CC: An obligation rated CC is currently highly vulnerable to nonpayment.

                C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

                D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

                Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT TERM RATING DEFINITIONS

                A-1: A short term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                A-2: A short term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                A-3: A short term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                B: A short term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                C: A short term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                D: A short term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a.      Articles of Organization:

        (1)     Articles of Incorporation of Eclipse Funds Inc. (1)

        (2) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (2)

        (3) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. (4)

        (4) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (6)

        (5) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. (7)

        (6) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (12)

        (7) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (22)

        (8) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. (22)

b.      By-laws

        (1)     By-Laws of Eclipse Funds Inc. (1)

c.      Specimen Certificates for Common Stock (3)

d.      (1)     (a)     Form of (composite) Management Agreement between
                MainStay Institutional Funds Inc., on behalf of the Bond Fund,
                EAFE Index Fund, Growth Equity Fund, Indexed Bond Fund, Indexed
                Equity Fund, International Bond Fund, International Equity Fund,
                Money Market Fund, Asset Manager Fund (formerly Multi-Asset
                Fund), Short-Term Bond Fund and Value Equity Fund, and MainStay
                Management LLC. (11)

                (b) Form of Management Agreement between MainStay Institutional Funds Inc., on behalf of the Core Bond Plus Fund, Mid Cap Core Fund and Tax Free Bond Fund, and New York Life Investment Management LLC. (13)

                (c) Substitution Agreement between MainStay Institutional Funds Inc. and New York Life Investment Management LLC. (23)

                (d) Management Agreement between Eclipse Funds Inc., on behalf of Core Bond Plus Fund, and New York Life Investment Management LLC. (23)

                (e) Management Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC related to Indexed Equity Fund, Mid Cap Core Fund, Indexed Bond Fund, Money Market Fund, Asset Manager Fund, and EAFE Index Fund.(23)

                (f) Management Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC related to Tax Managed Core Equity Fund.(23)

        (2) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Bond Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short-Term Bond Fund and Value Equity Fund, and MacKay Shields LLC. (11)

        (3) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and Asset Manager Fund (formerly Multi-Asset Fund), and Monitor Capital Advisors LLC. (11)

        (4) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Money Market Fund and New York Life Insurance Company. (11)

        (5) Form of Sub-Advisory Agreement between New York Life Investment Management LLC, on behalf of the Core Bond Plus Fund and the Tax Free Bond Fund, and MacKay Shields LLC. (13)

e.      Distribution Agreements:

        (1) Distribution Agreement between Eclipse Funds Inc. and NYLIFE Distributors, Inc. (5)

f.      Not Applicable.

g.      (1)     Form of Custody Agreement between Eclipse Funds Inc. and State
                Street Bank. (6)

        (2) Amended Appendix C to the Custody Agreement between Eclipse Funds Inc. and State Street Bank. (22)

        (3) Amended the Custody Agreement, dated _____________, between Eclipse Funds Inc. and State Street Bank. (23)

h.      (1)     (a)     Form of Transfer Agency and Service Agreement between
                Mainstay Institutional Funds Inc. and Mainstay Shareholder
                Services. (2)

                (b) Amended Fee Schedule to the Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services LLC. (22)

                (c) Amended Fee Schedule to the Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services LLC. (23)

        (2) Form of License Agreement for the benefit of Mainstay Institutional Funds Inc. (2)

        (3) Form of Service Agreement with New York Life Benefit Services LLC for the benefit of Mainstay Institutional Funds Inc. (10)

        (4) Form of Service Agreement between Mainstay Institutional Funds Inc. and New York Life Insurance Company. (10)

        (6)     (a)     Sub-Transfer Agency and Service Agreement between
                Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc. (22)

                (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. (23)

i. Opinion of Counsel related to the offering of shares of common stock of the Tax Managed Core Equity Fund. (23)

j.      Not Applicable.

k.      Not Applicable.

l.      (1)     Initial Subscription Agreement for shares of common stock of
                Eclipse Funds Inc. (3)

m.      (1)     Form of Account Application for Eclipse Funds Inc. (3)

        (2)     Shareholder Services Plan for Eclipse Funds Inc. (10)

        (3) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (12)

        (4) Shareholder Services Plan for Money Market Fund Sweep Shares, a series of Eclipse Funds Inc. (12)

        (5) Plan of Distribution Pursuant to Rule 12b-1 for Money Market Fund Sweep Shares, a series of Eclipse Funds Inc. (12)

n.      Not Applicable.

o.      (1)     Multiple Class Plan of Eclipse Funds Inc. (11)

                (a)     Amendment to Multiple Class Plan of Eclipse Funds Inc.
                (22)

        (2) Form of Amended and Restated Multiple Class Plan of Eclipse Funds Inc. (12)

p.      (1)     Form of Code of Ethics for The MainStay Institutional Funds Inc.
                (13)

        (2)     Form of Code of Ethics for MainStay Management LLC. (13)

        (3)     Form of Code of Ethics for MacKay Shields LLC. (13)

        (4)     Form of Code of Ethics for Monitor Capital Advisors LLC. (13)

        (5) Form of Code of Ethics for New York Life Investment Management LLC. (13)

        (6)     Form of Code of Ethics for NYLIFE Distributors, Inc. (13)

--------------
1.   Filed with Registration Statement No. 33-36962 on September 21, 1990.

2. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 33-36962 on November 19, 1990.

3. Filed with Pre-Effective Amendment No. 2 to Registration Statement No. 33-36962 on December 26, 1990.

4. Filed with Post-Effective Amendment No. 4 to Registration Statement No. 33-36962 on November 2, 1992.

5. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-36962 on April 29, 1994.

6. Filed with Post-Effective Amendment No. 7 to Registration Statement No. 33-36962 on October 14, 1994.

7. Filed with Post-Effective Amendment No. 8 to Registration Statement No. 33-36962 on December 29, 1994.

8. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-36962 on April 28, 1995.

9. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 33-36962 on February 28, 1996.

10. Filed with Post-Effective Amendment No. 14 to Registration Statement No. 33-36962 on May 1, 1997.

11. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-36962 on May 1, 1997.

12. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.

13. Filed with Post-Effective Amendment No. 24 to Registration Statement No. 33-36962 on October 18, 2000.

14. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-8865 on April 30, 1990.

15. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 33-8865 on October 13, 1994.

16. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-8865 on April 30, 1999.

17. Filed with Post-Effective Amendment No. 9 to Registration Statement No. 33-8865 on April 30, 1991.

18. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 33-8865 on January 9, 1987.

19. Filed with Post-Effective Amendment No. 20 to Registration Statement No. 33-8865 on April 27, 2000.

20.  Filed with Initial Registration Statement No. 33-8865 on September 19,
     1986.

21. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-8865 on February 27, 1998.

22. Filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 and Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-33-8865 (joint filing) on December 29, 2000.

23.  To be filed by future amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indicated accordingly.

Name of Organization (Jurisdiction)(1)

        MainStay VP Series Fund, Inc.(2) (Maryland)
        The MainStay Funds (2) (Massachusetts)
        Eclipse Funds(2) (Massachusetts)
        New York Life Investment Management Institutional Funds(2) (Delaware) Eclipse Funds Inc.(2) (Maryland)
        McM Funds (2) (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
        MacKay Shields LLC (Delaware)
                MacKay-Shields Domestic General Partner, L.L.C. (Delaware) MacKay Shields General Partner (L/S) LLC (Delaware)
        Madison Capital Funding LLC (Delaware)
        McMorgan & Company LLC (Delaware)
        NYLCAP Manager LLC (Delaware)
                New York Life Capital Partners, L.L.C. (Delaware)
                New York Life Capital Partners II, L.L.C. (Delaware)
        NYLIM Service Company LLC (Delaware)
        New York Life Investment Management LLC (Delaware)
                New York Life Investment Management (U.K.) Limited (United Kingdom)
        New York Life Benefit Services LLC (Delaware)
        NYLIFE Distributors Inc. (Delaware)

New York Life Insurance and Annuity Corporation (Delaware)

New York Life International, Inc. (Delaware)
        HSBC Salud (Argentina), S.A.(3) (40%) (Argentina)
        HSBC New York Life Seguros de Vida (Argentina) S.A.(3) (40%) (Argentina)

        HSBC New York Life Seguros de Retiro (Argentina) S.A.(3) (40%)
        (Argentina)
        Maxima S.A. AFJP(3) (40%) (Argentina)
        New York Life Insurance Limited (South Korea)
        New York Life Insurance Worldwide Limited (Bermuda)
        New York Life International Holdings Limited (Mauritius)
                Max New York Life Insurance Company Limited (3) (26%) (India) New York Life International India Fund (Mauritius) LLC (90%) (Mauritius) New York Life Insurance (Philippines), Inc. (Philippines)
        New York Life International, LLC (Delaware)
        New York Life Securities Investment Consulting Company (Taiwan)
        New York Life Worldwide Capital, Inc. (Delaware)
                Fianzas Monterrey, S.A. (99.95%) (Mexico)
                        Operada FMA, S.A. de C.V. (99%) (Mexico)
        New York Life International Reinsurance Company Ltd. (Bermuda)
        Siam Commercial New York Life Insurance Public Company Limited (23.73%) (Thailand)
        NYLIFE Thailand, Inc. (Delaware)
                Siam Commercial - New York Life Insurance Public Company Limited (45.3% owned by NYLIFE Thailand, Inc.; 23.73% owned by New York Life International) (Thailand)
        NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius)
        P.T. Asuransi Jiwa Sewu-New York Life(3) (50%) (Indonesia)
        Seguros Monterrey New York Life, S.A. de C.V.(99.99%) (Mexico)
                Corporativo Seguros, S.A. de C.V. (99.96%) (Mexico)
                Centro Nacional de Servicios y Operaciones, S.A. de C.V. (99.998%) (Mexico)
                Centro de Capacitacion Monterrey, A.C. (99.791%) (Mexico)

NYLIFE LLC (Delaware)
        Avanti Corporate Health Systems, Inc. (Delaware)
                Avanti of the District, Inc. (Maryland)
        Eagle Strategies Corp. (Arizona) Express Scripts, Inc.(4) (21%)
        (Delaware)
        Express Scripts, Inc.(4) (Delaware)
        New York Life Capital Corporation (Delaware)
        New York Life International Investment Inc. (Delaware)
                Monetary Research Ltd. (Bermuda)
                        NYL Management Limited (United Kingdom)
        New York Life Trust Company (New York)
        New York Life Trust Company, FSB (United States)
        NYLCare NC Holdings, Inc. (Delaware)
        NYL Executive Benefits LLC (Delaware)
        NYLIFE Administration Corp. (Texas)
        NYLIFE Structured Asset Management Company Ltd. (Texas)
        NYLIFE Refinery Inc. (Delaware)
        NYLIFE Securities Inc. (New York)
        New York Life International Investment Asia Ltd. (Mauritius)
        NYLINK Insurance Agency Incorporated (Delaware)
                NYLINK Insurance Agency of Alabama, Incorporated (Alabama) NYLINK Insurance Agency of Hawaii, Incorporated (Hawaii)
                NYLINK Insurance Agency of Massachusetts, Incorporated (Massachusetts)
                NYLINK Insurance Agency of Montana,Incorporated (Montana)
                NYLINK Insurance Agency of Nevada, Incorporated (Nevada)
                NYLINK Insurance Agency of New Mexico, Incorporated (New Mexico) NYLINK Insurance Agency of Washington, Incorporated (Washington) NYLINK Insurance Agency of Wyoming, Incorporated (Wyoming)

                NYLTEMPS INC. (Delaware)
        NYLUK I Company (United Kingdom)
                New York Life (U.K.) Limited (United Kingdom)
                        Life Assurance Holding Corporation Limited(3) (22.6%) (United Kingdom)
                                Windsor Life Assurance Company Limited(3)(United Kingdom)
                NYLUK II Company (United Kingdom)
                        W(UK)HC Limited (United Kingdom)
                        Gresham Mortgage (United Kingdom)
                        Gresham Unit Trust Managers (United Kingdom)
                        W Construction Company (United Kingdom)
                        W Financial Services (United Kingdom)
                        W Home Loans (United Kingdom)
                        W Trust Managers (United Kingdom)
                        WUT (United Kingdom)
                        WIM (AIM) (United Kingdom)
                        WLIC (United Kingdom)
                        WFMI (United Kingdom)
                        WIM (United Kingdom)
        Prime Provider Corp. (New York)
                Prime Provider Corp. of Texas (Texas)
        WellPath of Arizona Reinsurance Company (Arizona)

NYLIFE Insurance Company of Arizona (Arizona)

Monitor Capital Advisors Funds LLC (Delaware)
New York Life BioVenture Partners LLC (Delaware)
Silver Spring, LLC (Delaware)

--------------------
(1) By including the indicated corporation in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A.

(2) These entities are registered investment companies for which New York Life and/or its subsidiaries perform investment management, administrative, distribution and underwriting services. They are not subsidiaries of New York Life but are included for informational purposes only.

(3) This entity is included in this listing for informational purposes only. It is New York 3 Life's position that neither New York Life nor any of its affiliates controls this entity.

(4) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. New York Life has the right to designate two directors of Express Scripts, Inc., a public company, and shares of Express Scripts being held by New York Life or its subsidiaries are subject to a voting agreement with Express Scripts, Inc.

ITEM 25. INDEMNIFICATION

                With respect to Eclipse Funds Inc., reference is made to Article VI of By-Laws (Exhibit 2), and Article VII, Section 2 of that Company's Articles of Incorporation (Exhibit 1), which are incorporated by reference herein.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISERS

                The business of New York Life Investment Management LLC and MacKay Shields LLC is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of these Registration Statements, which summary is incorporated herein by reference.

                The business or other connections of each manager and officer of New York Life Investment Management LLC is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (File No. 801-57396) and is hereby incorporated herein by reference.

                The business or other connections of each manager and officer of MacKay Shields LLC is currently listed in the investment adviser registration on Form ADV for MacKay Shields LLC (File No. 801-5594) and is hereby incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

                        a. NYLIFE Distributors Inc. also acts as the principal underwriter for:
                            NYLIM Institutional Funds (to be filed
                            contemporaneously herewith)
                            The MainStay Funds (File No. 33-2610)
                            NYLIAC Variable Universal Life Separate Account I NYLIAC Multi-Funded Annuity Separate Account I NYLIAC Multi-Funded Annuity Separate Account II NYLIAC Variable Annuity Separate Account I
                            NYLIAC Variable Annuity Separate Account II
                            NYLIAC Variable Annuity Separate Account III
                            NYLIAC Variable Life Insurance Separate Account NYLIAC Corporate Sponsored Variable Universal Life

                            Separate Account I
                            NYLIAC Institutionally Owned Life Insurance
                            Separate Account


                                          POSITION(S) AND
                                            OFFICE(S) WITH                 POSITION(S) AND
  B. NAME AND PRINCIPAL                         NYLIFE                      OFFICE(S) WITH
     BUSINESS ADDRESS                     DISTRIBUTORS, INC.              ECLIPSE FUNDS INC.
     ----------------                     ------------------              ------------------
   Brady, Robert E.                        Director and Vice               None
   260 Cherry Hill Road                    President
   Parsippany, NJ  07054

                                                                           Senior Vice
   Boyce, Jefferson C.                     Director                        President
   504 Carnegie Center
   Princeton, NJ  08540

                                           Senior Vice                     Director and
   Roussin, Stephen C.                     President                       Chairman
   300 Interpace Parkway                   and Director
   Parsippany, NJ  07054

   Gallo, Michael G.                       Director                        None
   51 Madison Avenue
   New York, NY  10010

   Rock, Robert D.                         Director                        None
   51 Madison Avenue
   New York, NY  10010

   Boccio, Frank M.                        Director                        None
   51 Madison Avenue
   New York, NY  10010

   Hildebrand, Phillip J.                  Director                        None
   51 Madison Avenue
   New York, NY  10010

   Levy, Richard D.                        Director                        None
   51 Madison Avenue
   New York, NY  10010

                                           Corporate Vice
   Adasse, Louis H.                        President                       None
   51 Madison Avenue
   New York, NY  10010

                                           Senior Vice
   Calhoun, Jay S.                         President                       None
   51 Madison Avenue                       and Treasurer
   New York, NY  10010

                                           Senior Vice
   Warga, Thomas J.                        President                       None
   51 Madison Avenue                       and General Auditor
   New York, NY  10010

   Livornese, Linda M.                     Vice President                  President
   Morris Corporate Center I
   Building A, 300
   Interpace Parkway
   Parsippany, NJ  27054

                                           Corporate Vice
   Murray, Thomas J.                       President                       None
   51 Madison Avenue
   New York, NY  10010


                                          POSITION(S) AND
                                            OFFICE(S) WITH                 POSITION(S) AND
  B. NAME AND PRINCIPAL                         NYLIFE                      OFFICE(S) WITH
     BUSINESS ADDRESS                     DISTRIBUTORS, INC.              ECLIPSE FUNDS INC.
     ----------------                     ------------------              ------------------
   Krystel, David J.                       Vice President                  None
   51 Madison Avenue
   New York, NY  10010

   McInerney, Barbara                      Vice President                  None
   51 Madison Avenue
   New York, NY  10010

                                           Assistant Vice
   Leier, Albert W.                        President                       None
   300 Interpace Parkway
   Parsippany, NJ  07054

                                           Assistant Vice
   Arizmendi, Arphiela                     President                       Assistant Treasurer
   300 Interpace Parkway
   Parsippany, NJ  07054

                                           Assistant Vice
   Cirillo, Antoinette B.                  President                       Assistant Treasurer
   300 Interpace Parkway
   Parsippany, NJ  07054

                                           Assistant Vice
   Lorito, Geri                            President                       Assistant Treasurer
   300 Interpace Parkway
   Parsippany, NJ  07054

   Gomez, Mark A.                          Secretary                       None
   51 Madison Avenue
   New York, NY  10010

   Whittaker, Lori S.                      Assistant Secretary             Assistant Treasurer
   51 Madison Avenue
   New York, NY  10010

C. NOT APPLICABLE.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

                Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Rules promulgated thereunder are maintained at the offices of Eclipse Funds Inc. and New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of New York Life Investment Management LLC and NYLIFE Distributors Inc., 300 Interpace Parkway, Parsippany NJ 07054, and at the offices of MacKay Shields LLC, 9 West 57th Street, New York, NY 10019. Records relating to the duties of the custodian for each series of Eclipse Funds Inc. are maintained, with respect to Eclipse Funds Inc., by State Street Bank, 801 Pennsylvania Avenue, Kansas City, Missouri 64105. Records relating to the duties of the transfer agent of Eclipse Funds Inc. are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 29. MANAGEMENT SERVICES.

                Not Applicable.

ITEM 30. UNDERTAKINGS.

                None.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Post-Effective Amendment No. 27 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Parsippany and the State of New Jersey, on the 17th day of December, 2001.

                                Eclipse Funds Inc.

                                By: /s/ Stephen C. Roussin*
                                ---------------------------
                                Stephen C. Roussin
                                President

                Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURE                             TITLE                          DATE

/s/ Stephen C. Roussin*           Chairperson, Trustee and President   December 17, 2001
-----------------------
STEPHEN C. ROUSSIN


/s/ Lawrence Glacken*             Trustee                              December 17, 2001
---------------------
LAURENCE GLACKEN

/s/ Robert P. Mulhearn*           Trustee                              December 17, 2001
-----------------------
ROBERT P. MULHEARN

/s/ Susan B. Kerley*              Trustee                              December 17, 2001
--------------------
SUSAN B. KERLEY

/s/ Patrick J. Farrell            Treasurer and Chief Financial        December 17, 2001
-----------------------           and Accounting Officer
PATRICK J. FARRELL


*By: /s/ Patrick J. Farrell                                            December 17, 2001
     -----------------------
     Patrick J. Farrell
     as Attorney-in-Fact

* Pursuant to Powers of Attorney filed on March 1, 2001 as a part of Post-Effective Amendment No. 26 to the Company's Registration Statement.